FUNDS FOR INSTITUTIONS SERIES

BlackRock Premier Government Institutional Fund

BlackRock Select Treasury Strategies Institutional Fund

Supplement dated May 25, 2017 to the

Prospectus, Summary Prospectuses and Statement of Additional Information

of the Funds, dated August 26, 2016

On May 24, 2017, the Board of Trustees of Funds For Institutions Series on behalf of its series, BlackRock Premier Government Institutional Fund and BlackRock Select Treasury Strategies Institutional Fund (each a “Fund,” and collectively, the “Funds”) approved a proposal to implement a low account balance policy.

Accordingly effective July 31, 2017, the Prospectus for the Funds is amended as follows:

The section of the Prospectus entitled “Account Information—Funds’ Rights—Note on Low Balance Accounts” is deleted in its entirety and replaced with the following:

Note on Low Balance Accounts. Because of the high cost of maintaining small investment accounts, each of Premier Government Institutional Fund, Select Treasury Strategies Institutional, Treasury Strategies Institutional Fund, Government Fund and Treasury Fund reserves the right to redeem your shares if at any time the total investment in your account does not have a value of at least $5,000. You will be notified that the value of your account is less than $5,000 and will be allowed 60 days to make an additional investment into your account before the redemption is processed. If you do not, within 60 days after receiving notice from such Fund of such deficiency, purchase additional shares of such Fund, each of Premier Government Institutional Fund, Select Treasury Strategies Institutional Fund, Treasury Strategies Institutional Fund, Government Fund and Treasury Fund is authorized to redeem your shares and have the proceeds of the redemption paid directly to you.

Shareholders should retain this Supplement for future reference.

PR2SAI-FFIS-0517SUP